1933 Securities Act File No. 33-20957
                                           1940 Securities Act File No. 811-5451

                               USLICO SERIES FUND
                               THE STOCK PORTFOLIO
                           THE MONEY MARKET PORTFOLIO
                               THE BOND PORTFOLIO
                         THE ASSET ALLOCATION PORTFOLIO

                       SUPPLEMENT DATED NOVEMBER 25, 2002
             TO THE USLICO SERIES FUND PROSPECTUS DATED MAY 1, 2002

Effective November 25, 2002, the following provisions of the USLICO Series Fund Prospectus are modified:

1. The Stock Portfolio - Principal Investment Strategies.

The Principal Investment Strategy of "Identifying companies with above-average growth potential" on page three of the Prospectus is deleted and replaced with the following: "Investing in stocks having significant potential for capital appreciation, or in common stocks principally for their income potential through dividends and option writing, or in common stocks having a mix of these characteristics."

2. The following language replaces the first paragraph under Portfolio Managers on page 19 of the prospectus.

The Stock Portfolio and the equity portion of The Asset Allocation Portfolio are managed by Mary Lisanti and James A. Vail.

Ms. Lisanti is the Executive Vice President and chief Investment Officer - Domestic Equities of ING Investments. Before joining ING Pilgrim in 1999, Ms. Lisanti was Executive Vice President and Chief Executive Officer - Domestic Equities with Northstar Investment Management corp. which subsequently merged into ING Investments. From 1996 to 10998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Mr. Vail is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining ING Pilgrim in July 2000, he was a Vice President at Lexington (which was acquired by ING's parent company in July 2000). Prior to joining Lexington in 1991, Mr. Vail held research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming, Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst.


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